ANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

SHAREHOLDER MEETING RESULTS	8

TRUSTEES AND OFFICERS	9

SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS	10

POSTSCRIPT:ONE RING TO RULE THEM ALL . . .	20

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

LETTER TO OUR SHAREHOLDERS

THE FAST AND THE FURIOUS

How strange that in a year as sorrowful and singular as 2001, one of the more notable elements in the stock market’s behavior from our perspective was the feeling of déjà vu. Domestic equity markets fell in the first quarter, rose in the second, fell again in the third, then rose once more in the fourth. While the quarterly performance pattern suggests an almost artful symmetry, more noteworthy was the consistent presence of high volatility and generally poor returns for the second consecutive year. We don’t mean to suggest that 2001’s overall returns were to be expected, rather that the market’s movements last year are comprehensible within the context of history: Bubbles still burst, booms still go bust and bulls eventually rest while bears roam. In other words, nothing that happened in the market over the last two years was especially surprising to those of us who still recognize that markets are cyclical, valuations are critical and momentum is finite.

These ideas were tested both during the market’s ride on the “Big Momentum” roller coaster in the mid to late ‘90s (when many openly questioned the importance of valuations) and in the immediate aftermath of September 11, when investors responded to the attacks with perhaps the most indiscriminate period of selling that we have seen in more than 25 years. The terrorist attacks were an unprecedented world event, but the market’s reaction was not an unprecedented one: Previous crises have inspired a period of frantic selling followed by a rally. The free fall during the week of September 17 - 21 now looks to have been an understandable reaction to an extraordinary occurrence. We saw the subsequent rally as compelling evidence of not only the market’s resiliency but also its volatility. That’s one reason why we have always preferred to make investing feel more like a ride on the “kiddie coaster” than a spin on the “Big Mo” thrill machine. We’re willing to stay away from the dizzying heights if it means that we can avoid some of the painful drops. Many investors who rode momentum through the late ‘90s may still long for the days of exhilarating, skyward surges, but we suspect that just as many would opt out now that they have experienced the swooping, stomach-churning plunges that often follow.

SEARCHING, SEARCHING EVERYWHERE

One positive by-product of the market’s sluggish performance has been an adjustment in investors’ expectations, a process that began this past summer and was then accelerated in the aftermath of the terrorist attacks. Investors no longer regard equities as a fast track to instant wealth. The once-fashionable term ‘day trading,’ with its associations of fevered speculation and frenetic buying and selling, has been gradually replaced by the more subdued ‘online investing.’ The past two years of high volatility, lower returns and small-cap market leadership have also been marked by renewed emphasis on more traditional notions about how to gauge company quality. We think that this has less to do with a company’s size and more to do with the attractive valuations that a few years of relative underperformance and attendant lack of investor interest can help create. As a result, the performance of small-cap value has improved, and the line for the kiddie coaster is growing longer.

In the meantime, while marvelling at the way investors’perceptions color evaluations of performance, we continue to do what we have always done —exhaustively search for what we think are great small-cap companies at attractive prices. For example, in 1999, small-cap value managers like us were thought to be faded relics, like old-style wooden coasters. After all, the Nasdaq Composite shot the lights out that year with a gain of 85.6%. But the Tech boom has gone bust, and the Nasdaq Composite has tumbled 61.4% from its peak on 3/11/00. The Funds’ one-, three- and five-year average annual total returns now look very sturdy relative to any of the major market indices.

This offers a potent lesson in the absolute importance of absolute returns. We haven’t changed anything about the way we select stocks. What account for the differences in the way our performance is evaluated are changes in the economy, the market and the perceptions of investors. We’d like to think that we weren’t out of touch with the realities of investing three years ago, and similarly we haven’t hit upon a magic elixir —or the Sorcerer’s Stone or the One Ring —since. Experience has brought home again and again the critical need to resist changing when our style is out of style, or crowing about it when our approach is “discovered” all over again.

2 ¦ ROYCE CAPITAL FUND ANNUAL REPORT 2001

THE NEXT BIG HILL?

We think that the recent rally may have looked a little too far ahead, so we would not be surprised by a correction or two before the end of 2002‘s second quarter, which may well coincide with the end of the recession. There has been good news in the form of improved stock performance, a solid fourth-quarter comeback for Technology issues and a feeling that the market has shaken off the after-effects of September 11. However, this has all happened in the midst of an ongoing recession, stock market indices that remain shy of their March 2000 peaks, political infighting over a stimulus package, continued high valuations and a dismal earnings picture. No wonder some investors are feeling confused, if not woozy, after the wild up and down ride of the last several years.

We think that small-cap can remain a market leader through this uncertain period. The idea that small-caps can be attractive investments because of their higher growth potential and ability to respond more nimbly to economic and market changes seems to be returning. In addition, the market’s higher level of volatility would seem to favor approaches that emphasize risk management and careful stock selection. Nonetheless, we still believe that the market will continue to be characterized by low returns and higher volatility for the foreseeable future.

We appreciate your continued support.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

February 8, 2002

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Funds. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Royce Capital Fund portfolios invest in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements within this report regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2001 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future. The Russell 2000 and Nasdaq Composite are unmanaged indices of domestic common stocks.

     ROYCE CAPITAL FUND ANNUAL REPORT 2001 ¦ 3

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO

Average Annual Total Returns Through 12/31/01		Portfolio Diagnostics
July — December 2001*	2.98%	Median Market Capitalization	$219 million
One-Year	29.71	Weighted Average P/E Ratio	15.1x*
Three-Year	25.37	Weighted Average P/B Ratio	1.5x
Five-Year	19.98	Weighted Average Yield	0.5
Since Inception (12/27/96)	19.96	Number of Holdings	143
		Net Assets	$106.5 million
* Not annualized.		* Excludes 32% of holdings with zero or negative earnings as of 12/31/01.

MANAGER’S DISCUSSION

In a market as volatile as 2001‘s, you might have expected micro-cap stock performance to have been even more extreme than usual. However, Royce Capital Fund — Micro-Cap Portfolio (RCM) enjoyed a strong year, enduring a difficult third quarter before rebounding in the fourth-quarter rally and posting positive second-half performance. For the calendar year, RCM was up 29.7%, substantially outperforming its benchmark, the Russell 2000, which was up 2.5% in 2001. RCM also held a performance edge over its benchmark for the three-year, five-year and since inception (12/27/96) periods ended 12/31/01. The Portfolio’s average annual total return since inception was 20.0%.

As much as the third-quarter downdraft affected stocks of all kinds, the fourth-quarter rebound benefited stocks across all asset classes and investment styles. This translated into good news for many of RCM’s holdings, especially in more traditional value industries. For example, certain retail companies prevailed in spite of the recession. The Finish Line, a leading, mall-based footwear retailer, underwent a major corporate restructuring early in 2001 that made some investors nervous, which allowed us to pay less than book value for most of our shares. Investors began getting on track in the fourth quarter. Women’s specialty fashion retailer Cato posted record earnings in the midst of the market rally, putting its stock in vogue. Improved earnings also helped the price of men’s retail and catalogue men’s clothier Jos. A. Bank Clothiers. We continue to hold our positions in all three companies.

We first bought camera and photographic equipment manufacturer Concord Camera in July, built our position in October and then saw its price positively develop later in the fourth quarter. We have liked the management and balance sheet of recreation vehicle and small- to mid-sized bus manufacturer Thor Industries for some years. Its expanding market share and an acquisition in the fall piqued the interest of others as its stock price hit the high-speed lane in the fourth quarter. The business of private correctional facility manager Cornell Companies fell on hard times in 2000 due to the poor performance of a larger competitor. But the company broke out in 2001 by nearly doubling in price, as investors took notice of its recession resiliency and solid opportunities for growth. We are holding on to a large position.

Technology, the Portfolio’s best-performing sector, was perhaps the chief beneficiary of the fourth-quarter upsurge. Companies in software, information technology services, and semiconductors and equipment generally posted gains. We try to stick to areas where we think the risks are relatively lower but the potential rewards are high in this inherently more volatile area.

We were pleased with the Portfolio’s performance in 2001, especially in light of its assets more than tripling. We also believe that a micro-cap portfolio with a disciplined approach to stock selection can remain viable in the current volatile market.

4 ¦ ROYCE CAPITAL FUND ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

Top Ten Positions	% of Net Assets
Thor Industries	1.6%
Cato Cl. A	1.6
PC-Tel	1.5
Wescast Industries Cl. A	1.5
ProAssurance	1.4
Somera Communications	1.4
Dril-Quip	1.4
Capitol Transamerica	1.4
Lexicon Genetics	1.3
Cornell Companies	1.3

Sector Breakdown	% of Net Assets
Technology	23.2%
Health	10.8
Natural Resources	10.7
Industrial Products	9.3
Consumer Services	8.3
Consumer Products	7.0
Industrial Services	7.0
Financial Intermediaries	6.5
Financial Services	1.9
Miscellaneous	5.0
Cash & Cash Equivalents	10.3

Royce Micro-Cap Portfolio vs. Russell 2000 Growth of a $10,000 Initial Investment From Inception (12/27/96) Through 12/31/01
GOOD IDEAS THAT WORKED
2001 Net Realized and Unrealized Gain

Urban Outfitters	$1,145,155
ESSTechnology	909,902
Cornell Companies	818,548
Thor Industries	795,231
ANSYS	563,558

Urban Outfitters — Increased sales and additional Urban Outfitters and Anthropologie stores were the right fit for this retailer and wholesaler of clothing and other merchandise. Its fast-rising price led us to sell some shares in the fourth quarter, though we still hold a good-sized position.

ESSTechnology — The price of this silicon chip manufacturer for various consumer applications surged with the brisk market for DVD players after we purchased it in the single digits during a rocky product transition cycle. We sold off our shares in November.

GOOD IDEAS AT THE TIME
2001 Net Realized and Unrealized Loss

INTMedia Group	$423,455
Carlisle Holdings	356,575
Organogenesis	347,638
DUSA Pharmaceuticals	344,183
Trenwick Group	307,544

INTMedia Group — We still like the core business of this e-business and internet technology network services company, but are concerned about ongoing losses. We are holding on for now.

Carlisle Holdings — We’re mystified by the ongoing stock price struggles that this facilities management firm has endured for the past few years. We think that this is a well-run, profitable company, so we continue to hold and to hope.

ROYCE CAPITAL FUND ANNUAL REPORT 2001 ¦ 5

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO

Average Annual Total Returns Through 12/31/01		Portfolio Diagnostics
July — December 2001*	1.47%	Median Market Capitalization	$589 million
One-Year	20.97	Weighted Average P/E Ratio	16.0x*
Three-Year	20.41	Weighted Average P/B Ratio	1.7x
Five-Year	17.36	Weighted Average Yield	0.5
Since Inception (12/27/96)	17.54	Number of Holdings	71
		Net Assets	$3.3 million

* Not annualized.		* Excludes 17% of holdings with zero or negative earnings as of 12/31/01.

MANAGER’S DISCUSSION

2001‘s strong year for small-cap value investing certainly extended to Royce Capital Fund — Small-Cap Portfolio’s (RCS) concentrated portfolio of companies drawn primarily from the upper tier of the small-cap sector. After suffering along with the market as a whole through the third-quarter downturn, RCS recovered in the fourth-quarter rebound and finished the second half with positive performance. For the calendar year, RCS was up 21.0%, well ahead of its benchmark, the Russell 2000, which was up 2.5%. The Portfolio also enjoyed a performance advantage over the Russell 2000 for the three-year, five-year and since inception (12/27/96) periods ended 12/31/01. RCS’s average annual total return since inception was 17.5%.

Technology, the Portfolio’s largest sector, was also its top performer in 2001. We sought to take advantage of the market’s gyrations by selling some positions after they had exceeded our initial sell targets. Included in this category were business software maker JDA Software, which we closed out in July, and communications services provider XO Communications, which we sold off in April. In addition to Perot Systems, we also had success with information technology services firm Syntel, which we first bought in April. After trimming our position in July and November, we still hold a large position. We like the firm’s existing business with Fortune 1000 companies and government agencies, and also see potential growth in its developing offshore business.

Although they represent only a small part of RCS’s holdings, Health stocks were among the most robust performers last year. In March, we initiated a position in Celera Genomics Group - Applera Corporation, a company whose businesses include the manufacture of life science instrument systems, genomic information software and proprietary gene products. We sold it in May after its price surged amidst increased attention from Wall Street. Growing revenues gave a shot in the arm to the price of Covance, a contract research firm that provides product development services to the pharmaceutical, biotechnology and medical device industries. We sold our position in July after its price began to climb in May.

Speaking of sales, we took our losses and moved on with the Portfolio’s five loss leaders shown on the opposite page. In some cases, such as Wilson The Leather Experts, we still like the company’s business, but saw potential opportunities elsewhere in the small-cap sector. Low prices through most of the year allowed us to more than double our stake in top holding Big Lots, a closeout retailer. We also built a large position in discount retailer Stein Mart, a company whose stock price looked like a bargain to us — we find its core business and underlying financials very appealing. Our view is that the declining price of microelectronic materials transport and storage specialist Entegris can reverse itself when the silicon wafer industry recovers.

We believe that the Fund’s concentrated portfolio of small-cap stocks remains well-positioned for a volatile, low-return market.

6 ¦ ROYCE CAPITAL FUND ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

Top Ten Positions	% of Net Assets
Big Lots	3.1%
Entegris	2.4
Electroglas	2.4
Nautica Enterprises	2.4
Concord Camera	2.4
St. Mary Land & Exploration Company	2.4
American Power Conversion	2.3
Stein Mart	2.3
Lincoln Electric Holdings	2.3
Spherion Corporation	2.2

Sector Breakdown	% of Net Assets
Technology	22.3%
Consumer Services	14.8
Natural Resources	10.9
Consumer Products	10.6
Industrial Products	9.5
Financial Intermediaries	8.1
Industrial Services	4.3
Health	3.5
Financial Services	1.0
Miscellaneous	4.5
Cash & Cash Equivalents	10.5

Royce Small-Cap Portfolio vs. Russell 2000 Growth of a $10,000 Initial Investment From Inception (12/27/96) Through 12/31/01
GOOD IDEAS THAT WORKED
2001 Net Realized and Unrealized Gain

Ocular Sciences	$61,490
Perot Systems Cl. A	59,185
Covance	55,552
Celera Genomics Group -
Applera Corporation	49,773
Thor Industries	48,772

Ocular Sciences —Growing revenues opened eyes on Wall Street, helping to boost the price of this highly profitable prescription contact lenses manufacturer and marketer. We trimmed our position in July, August and December.

Perot Systems Cl. A —This highly disciplined, customer-centric leader in information technology services and staffing has emerged as an industry leader in a very difficult business. Its share price nearly doubled in 2001, so we sold most of our shares.

GOOD IDEAS AT THE TIME
2001 Net Realized and Unrealized Loss

Washington Group International	$64,557
Trenwick Group	30,578
Genset	28,755
Comdisco	28,599
Wilsons The Leather Experts	11,462

Washington Group International —This large-scale engineering and construction company could not dig its way out of its costly acquisition of Raytheon’s construction unit. Resulting overruns drove it to bankruptcy and a potentially lengthy lawsuit against Raytheon.

Trenwick Group — We sold our shares of this mid-sized reinsurer in November after its price fell precipitously in the wake of the terrorist attacks. The company found itself in the unenviable position of being large enough to have absorbed big losses after the bombings, but unable to take advantage of the higher premiums that also followed.

ROYCE CAPITAL FUND ANNUAL REPORT 2001 ¦ 7

SHAREHOLDER MEETING RESULTS

At the 2001 Special Meeting of Shareholders held on September 14, 2001, in conjunction with the acquisition of Royce & Associates by Legg Mason, Inc., the Funds’ shareholders: (i) approved a new Investment Advisory Agreement for the Fund and (ii) elected the board of directors, consisting of (a) Charles M. Royce, (b) Donald R. Dwight, (c) Mark R. Fetting, (d) Richard M. Galkin, (e) Stephen L. Isaacs, (f) William L. Koke, (g) David L. Meister and (h) G. Peter O’Brien.

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO

(i)	8,162,234 shares of beneficial interest cast in favor of, 108,983 shares of beneficial interest cast against and 514,618 shares of beneficial interest abstained from voting on, the resolution approving the proposed new Investment Advisory Agreement for the Fund.

	Name	For	Withhold
(ii)	(a) Charles M. Royce	8,568,923	216,912
	(b) Donald R. Dwight	8,559,873	225,962
	(c) Mark R. Fetting	8,568,033	217,803
	(d) Richard M. Galkin	8,568,775	217,061
	(e) Stephen L. Isaacs	8,568,923	216,912
	(f) William L. Koke	8,568,923	216,912
	(g) David L. Meister	8,568,775	217,061
	(h) G. Peter O’Brien	8,567,885	217,951

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO

(i)	340,100 shares of beneficial interest cast in favor of, 0 shares of beneficial interest cast against and 0 shares of beneficial interest abstained from voting on, the resolution approving the proposed new Investment Advisory Agreement for the Fund.

	Name	For	Withhold
(ii)	(a) Charles M. Royce	340,100	0
	(b) Donald R. Dwight	340,100	0
	(c) Mark R. Fetting	340,100	0
	(d) Richard M. Galkin	340,100	0
	(e) Stephen L. Isaacs	340,100	0
	(f) William L. Koke	340,100	0
	(g) David L. Meister	340,100	0
	(h) G. Peter O’Brien	340,100	0

8 ¦ ROYCE CAPITAL FUND ANNUAL REPORT 2001

TRUSTEES AND OFFICERS

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Name and Position:	Charles M. Royce, Trustee*, President and Treasurer
Age: 62	No. of Funds Overseen: 17
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President, Managing Director (since April 1997), Secretary, Treasurer and director of Royce & Associates, Inc. (“Royce”), the Trust’s investment adviser.

Name and Position:	Mark R. Fetting, Trustee*
Age: 47	No. of Funds Overseen: 17
Tenure: Since 2001	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; director of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Name and Position:	Donald R. Dwight, Trustee
Age: 70	No. of Funds Overseen: 17
Tenure: Since 1998	Non-Royce Directorships: Trustee of the registered investment companies constituting the 94 Eaton Vance Funds

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

Name and Position:	Richard M. Galkin, Trustee
Age: 63	No. of Funds Overseen: 17
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Name and Position:	Stephen L. Isaacs, Trustee
Age: 62	No. of Funds Overseen: 17
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); President of Health Policy Associates, Inc., consultants; and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Name and Position:	William L. Koke, Trustee
Age: 67	No. of Funds Overseen: 17
Tenure: Since 2001	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Name and Position:	David L. Meister, Trustee
Age: 62	No. of Funds Overseen: 17
Tenure: Since 2001	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

Name and Position:	G. Peter O’Brien, Trustee
Age: 56	No. of Funds Overseen: 17
Tenure: Since 2001	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Pinnacle Holdings, Inc.; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Name and Position:	John D. Diederich, Vice President
Age: 50
Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Managing Director and Chief Operating Officer of Royce (since October 2001); Director of Administration of The Royce Fund since April 1993.

Name and Position:	Jack E. Fockler, Jr., Vice President
Age: 43
Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1989.

Name and Position:	W. Whitney George, Vice President
Age: 43
Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1991.

Name and Position:	Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 39
Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Vice President of Royce (since May 1994), having been employed by Royce since October 1986.

Name and Position:	Andrew S. Novak, Secretary
Age: 33
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Associate General Counsel and Chief Compliance Officer of Royce since May 2001; Vice President of Mitchell Hutchins Asset Management, Inc. (from August 1997 to August 2000); attorney in private practice prior thereto.

*  Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

     ROYCE CAPITAL FUND ANNUAL REPORT 2001 ¦ 9

SCHEDULES OF INVESTMENTS

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO

COMMON STOCKS – 89.7%
	SHARES	VALUE
Consumer Products – 7.0%
Apparel and Shoes - 0.6%
Nautica Enterprises (a)	54,400	$ 695,776

Collectibles - 0.5%
Enesco Group (a)	80,800	509,040

Food/Beverage/Tobacco - 0.9%
†Boston Beer Company Cl. A (a)	34,400	589,960
800 JR Cigar (a,c)	30,000	390,000

		979,960

Home Furnishing/Appliances - 0.4%
Bassett Furniture Industries	12,500	175,125
Falcon Products	34,000	229,500

		404,625

Sports and Recreation - 2.4%
Monaco Coach (a)	37,800	826,686
Thor Industries	46,700	1,730,235

		2,556,921

Other Consumer Products - 2.2%
†Concord Camera (a)	160,000	1,267,200
Koala Corporation (a)	206,800	186,120
Matthews International Cl. A	33,600	825,888
Velcro Industries	7,500	83,250

		2,362,458

Total (Cost $5,418,736)		7,508,780

Consumer Services – 8.3%
Leisure/Entertainment - 0.8%
†Cryptologic (a)	44,500	789,875

Retail Stores - 7.5%
Buckle (The) (a)	49,400	1,101,620
Cato Cl. A	91,000	1,719,900
Charming Shoppes (a)	91,200	484,272
Finish Line (The) Cl. A (a)	58,800	899,052
†Galyan’s Trading Company (a)	43,100	613,744
†Jos. A. Bank Clothiers (a)	177,100	1,252,097
†Sport Chalet (a)	71,000	674,500
Urban Outfitters (a)	53,100	1,280,772

		8,025,957

Total (Cost $6,162,986)		8,815,832

Financial Intermediaries – 6.5%
Insurance - 6.5%
Capitol Transamerica	87,700	1,442,665
NYMAGIC	64,200	1,032,978
Navigators Group (a)	55,700	1,112,608
PMA Capital Cl. A	10,000	193,000
PXRE Group	46,700	823,788
ProAssurance (a)	84,500	1,485,510
†United Fire & Casualty Company	30,000	858,900

Total (Cost $5,526,399)		6,949,449

Financial Services – 1.9%
Insurance Brokers - 1.1%
†Clark/Bardes (a)	32,400	817,452
CorVel (a)	11,250	368,437

		1,185,889

Investment Management – 0.8%
BKF Capital Group (a)	29,400	843,780

Total (Cost $1,321,355)		2,029,669

Health – 10.8%
Commercial Services - 1.8%
PAREXEL International (a)	43,900	629,965
Young Innovations (a)	48,700	1,263,765

		1,893,730

Drugs and Biotech - 6.6%
Antigenics (a)	41,700	683,880
BioReliance (a)	9,800	279,594
†Discovery Partners International (a)	106,200	785,880
†DUSA Pharmaceuticals (a)	90,400	727,720
†Emisphere Technologies (a)	15,100	481,841
†Lexicon Genetics (a)	120,200	1,387,108
Organogenesis (a)	96,500	463,200
†Visible Genetics (a)	50,000	557,500
†VIVUS (a)	234,000	1,139,580
†Zila (a)	213,700	512,880

		7,019,183

Health Services - 0.8%
aaiPharma (a)	34,800	875,568

Personal Care - 1.0%
Ocular Sciences (a)	48,300	1,125,390

Surgical Products and Devices - 0.6%
†Orthofix International (a)	16,800	623,322

Total (Cost $8,707,205)		11,537,193

Industrial Products – 9.3%
Building Systems and Components - 2.0%
LSI Industries	45,000	783,000
†Preformed Line Products Company	37,500	709,125
Simpson Manufacturing (a)	12,000	687,600

		2,179,725

Construction Materials - 1.1%
Florida Rock Industries	15,000	548,700
Monarch Cement	2,500	46,500
Puerto Rican Cement Company	30,100	568,890
Synalloy Corporation	10,450	36,262

		1,200,352

Industrial Components - 1.6%
†Wescast Industries Cl. A	52,200	1,594,710
Woodhead Industries	5,200	82,576

		1,677,286

Machinery - 0.9%
Lincoln Electric Holdings	19,900	486,356
Micro General (a)	31,680	434,333

		920,689

10 ¦ ROYCE CAPITAL FUND ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO (continued)

	SHARES	VALUE
Industrial Products (continued)
Pumps, Valves and Bearings - 1.6%
Denison International ADR (a,b)	67,300	$ 1,114,488
Sun Hydraulics	73,100	559,215

		1,673,703

Specialty Chemicals and Materials - 0
CFC International (a)	108,600	434,400

Other Industrial Products - 1.7%
BHA Group Holdings	13,300	199,500
†NS Group (a)	105,000	785,400
Quixote	40,800	775,200

		1,760,100

Total (Cost $9,019,659)		9,846,255

Industrial Services – 7.0%
Commercial Services - 4.7%
CDI Corporation (a)	17,800	338,200
Carlisle Holdings (a)	100,000	220,000
Cornell Companies (a)	75,700	1,336,105
New Horizons Worldwide (a)	55,700	640,550
RCM Technologies (a)	61,300	288,110
RemedyTemp Cl. A (a)	61,900	881,456
Sevenson Environmental Services	20,328	213,444
Wackenhut Corrections (a)	75,400	1,045,044

		4,962,909

Food/Tobacco Processors - 0.5%
Midwest Grain Products	41,500	479,740

Printing - 1.2%
Ennis Business Forms	54,500	523,200
New England Business Service	40,900	783,235

		1,306,435

Transportation and Logistics - 0.6%
AirNet Systems (a)	60,500	498,520
Frozen Food Express Industries	88,000	188,320

		686,840

Total (Cost $6,501,083)		7,435,924

Natural Resources – 10.7%
Energy Services - 5.7%
Carbo Ceramics	20,000	783,200
Dril-Quip (a)	60,000	1,446,000
Global Industries (a)	14,600	129,940
†Gulf Island Fabrication (a)	87,800	1,098,378
Input/Output (a)	150,500	1,235,605
Peerless Mfg. (a)	60,200	1,086,610
Willbros Group (a)	18,200	291,200

		6,070,933

Oil and Gas - 3.9%
Denbury Resources (a)	68,400	500,004
NATCO Group Cl. A (a)	146,300	1,024,100
PetroCorp (a)	111,700	1,005,300
Pure Resources (a)	32,697	657,210
3TEC Energy (a)	70,700	989,800

		4,176,414

Precious Metals and Mining - 1.1%
MK Gold (a)	15,000	7,950
†Apex Silver Mines (a)	113,500	1,135,000

		1,142,950

Total (Cost $9,387,309)		11,390,297

Technology – 23.2%
Aerospace/Defense - 2.7%
Curtiss-Wright	25,200	1,203,300
Ducommun (a)	86,800	963,480
Special Metals (a)	6,100	15,798
Woodward Governor	11,100	646,575

		2,829,153

Components and Systems - 5.9%
CSP (a)	100,700	357,535
DuraSwitch Industries (a)	75,400	640,900
Excel Technology (a)	58,700	1,021,380
MOCON	72,400	699,384
†PC-Tel (a)	169,100	1,641,961
Perceptron (a)	252,600	333,432
†Rainbow Technologies (a)	117,400	868,760
SBS Technologies (a)	22,000	320,540
T/R Systems (a)	117,600	367,970

		6,251,862

Distribution - 1.3%
†Jaco Electronics (a)	133,300	655,836
Richardson Electronics	62,000	750,200

		1,406,036

Internet Software and Services - 1.2%
INT Media Group (a)	134,900	256,310
†Register.com (a)	87,100	1,001,650

		1,257,960

IT Services - 3.4%
Analysts International	175,600	725,228
†Corio (a)	692,700	817,386
†Forrester Research (a)	50,500	1,017,070
†Syntel (a)	86,300	1,115,859

		3,675,543

Semiconductors and Equipment - 1.3%
Electroglas (a)	19,000	280,630
PCD (a)	7,000	12,180
†QuickLogic Corporation (a)	100,000	500,000
TTM Technologies (a)	54,000	546,480

		1,339,290

Software - 4.5%
ANSYS (a)	21,700	534,905
Integral Systems (a)	31,800	612,150
JDA Software Group (a)	40,400	902,940
†Roxio (a)	70,000	1,158,500
SPSS (a)	65,000	1,153,750
†Transaction Systems Architects Cl. (a)	36,100	442,586

		4,804,831

Telecommunication - 2.9%
Globecomm Systems (a)	68,200	411,928
PECO II (a)	53,600	319,456

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2001 ¦ 11

SCHEDULES OF INVESTMENTS

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO (continued)

	SHARES	VALUE
Technology (continued)
Telecommunication (continued)
REMEC (a)	36,200	$ 361,638
†Somera Communications (a)	193,700	1,462,435
†Wireless Facilities (a)	80,000	538,400

		3,093,857

Total (Cost $21,515,231)		24,658,532

Miscellaneous – 5.0%
Total (Cost $5,257,904)		5,322,185

TOTAL COMMON STOCKS
(Cost $78,817,867)		95,494,116

REPURCHASE AGREEMENT – 10.2%
State Street Bank & Trust Company,
0.85% dated 12/31/01, due
1/2/02, maturity value $10,871,513
(collateralized by U. S. Treasury
Bonds, 10.375% due 11/15/12
valued at $11,089,124)
(Cost $10,871,000)		10,871,000

TOTAL INVESTMENTS – 99.9%
(Cost $89,688,867)		106,365,116
CASH AND OTHER ASSETS
LESS LIABILITIES - 0.1%		135,718

NET ASSETS – 100.0%		$ 106,500,834

(a)	Non-income producing.

(b)	American Depository Receipt.

(c)	A security for which market quotations are no longer readily available represents 0.37% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.

†	New additions in 2001 (unaudited).

Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2001 market value.

INCOME TAX INFORMATION – The cost of total investments for Federal income tax purposes was $89,742,196. At December 31, 2001, net unrealized appreciation for all securities was $16,622,920, consisting of aggregate gross unrealized appreciation of $21,326,191 and aggregate gross unrealized depreciation of $4,703,271. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes. The Fund designated $454,430 as a capital gain dividend for the purpose of the dividend paid deduction. All other current year distributions in the Statement of Changes in Net Assets represent ordinary income distributions for tax purposes.

12 ¦ ROYCE CAPITAL FUND ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2001
ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO COMMON STOCKS – 89.5%
	SHARES	VALUE
Consumer Products – 10.6%
Apparel and Shoes - 3.6%
†Steven Madden (a)	3,000	$ 42,210
†Nautica Enterprises (a)	6,200	79,298

		121,508

Sports and Recreation - 4.6%
†Callaway Golf	2,300	44,045
†Monaco Coach (a)	1,350	29,524
Oakley (a)	2,400	39,024
Thor Industries	1,100	40,755

		153,348

Other Consumer Products - 2.4%
†Concord Camera (a)	10,000	79,200

Total (Cost $263,617)		354,056

Consumer Services – 14.8%
Retail Stores - 14.8%
†Abercrombie & Fitch Cl. A (a)	1,000	26,530
Big Lots	10,000	104,000
†Buckle (The) (a)	2,400	53,520
Charming Shoppes (a)	7,800	41,418
†Children’s Place Retail Stores (a)	400	10,860
Claire’s Stores	2,000	30,200
†Galyan’s Trading Company (a)	2,400	34,176
†InterTAN (a)	4,100	51,496
†Pier 1 Imports	3,500	60,690
†Stein Mart (a)	9,300	77,748

Total (Cost $435,392)		490,638

Financial Intermediaries – 8.1%
Insurance - 6.2%
Argonaut Group	2,400	46,968
†CNA Surety	2,600	40,300
PMA Capital Cl. (a)	2,000	38,600
ProAssurance (a)	1,920	33,754
†Reinsurance Group of America	1,400	46,592

		206,214

Securities Brokers - 1.9%
†E*TRADE Group (a)	6,100	62,525

Total (Cost $224,007)		268,739

Financial Services – 1.0%
Insurance Brokers - 1.0%
†Clark/Bardes (a)	1,400	35,322

Total (Cost $28,735)		35,322

Health – 3.5%
Drugs and Biotech - 1.6%
†Antigenics (a)	700	11,480
†Lexicon Genetics (a)	3,600	41,544

		53,024

Personal Care - 0.3%
†Ocular Sciences (a)	400	9,320

Surgical Products and Devices - 1.6%
†Theragenics Corporation (a)	5,400	53,244

Total (Cost $85,306)		115,588

Industrial Products – 9.5%
Building Systems and Components - 0.9%
Simpson Manufacturing (a)	500	28,650

Construction Materials - 1.3%
Florida Rock Industries	1,200	43,896

Industrial Components - 1.6%
†Wescast Industries Cl. (a)	1,700	51,935

Machinery - 2.7%
Lincoln Electric Holdings	3,100	75,764
Nordson Corporation	600	15,846

		91,610

Pumps, Valves and Bearings - 1.7%
†Denison International ADR a,b	2,500	41,400
Roper Industries	300	14,850

		56,250

Specialty Chemicals and Materials - 1.3%
†Albemarle Corporation	1,800	43,200

Total (Cost $258,466)		315,541

Industrial Services – 4.3%
Commercial Services - 4.3%
†Cornell Companies (a)	2,200	38,830
†Learning Tree International (a)	1,100	30,690
Spherion Corporation (a)	7,500	73,200

Total (Cost $127,391)		142,720

Natural Resources – 10.9%
Energy Services - 2.0%
†Helmerich & Payne	2,000	66,760

Oil and Gas - 5.7%
Tom Brown (a)	2,700	72,927
†St. Mary Land & Exploration Company	3,700	78,403
†Stone Energy (a)	1,000	39,500

		190,830

Precious Metals and Mining - 1.7%
Anglogold ADR (b)	1,500	27,090
†Gold Fields ADR (b)	6,300	30,492

		57,582

Real Estate - 1.5%
†Trammell Crow Company (a)	4,100	47,970

Total (Cost $315,515)		363,142

Technology – 22.3%
Aerospace/Defense - 1.5%
Curtiss-Wright	800	38,200
Woodward Governor	200	11,650

		49,850

Components and Systems - 4.2%
†American Power Conversion (a)	5,400	78,084
†Cognex Corporation (a)	1,100	28,171
†PC-Tel (a)	3,400	33,014

		139,269

Distribution - 1.4%
Avnet	1,135	28,908
†KEMET (a)	1,000	17,750

		46,658

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2001 ¦ 13

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2001
ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO (continued) COMMON STOCKS – 89.5%
	SHARES	VALUE
Technology (continued)
IT Services - 3.5%
American Management Systems (a)	2,000	$ 36,160
†Perot Systems Cl. A (a)	1,000	20,420
†Syntel (a)	4,700	60,771

		117,351

Semiconductors and Equipment - 7.6%
†Electroglas (a)	5,400	79,758
†Entegris (a)	7,400	81,104
†Fairchild Semiconductor Cl. A (a)	1,300	36,660
†TTM Technologies (a)	5,400	54,648

		252,170

Software - 1.2%
†SPSS (a)	2,200	39,050

Telecommunication - 2.9%
†PECO II (a)	7,300	43,508
†Somera Communications (a)	7,000	52,850

		96,358

Total (Cost $642,526)		740,706

Miscellaneous – 4.5%
Total (Cost $128,654)		149,375

TOTAL COMMON STOCKS
(Cost $2,509,609)		2,975,827

TOTAL INVESTMENTS – 89.5%
(Cost $2,509,609)		2,975,827

CASH AND OTHER ASSETS
LESS LIABILITIES – 10.5%		348,098

NET ASSETS – 100.0%		$3,323,925

(a)	Non-income producing.

(b)	American Depository Receipt.

†	New additions in 2001.

Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2001 market value.

INCOME TAX INFORMATION — The cost of total investments for Federal income tax purposes was $2,546,275. At December 31, 2001, net unrealized appreciation for all securities was $429,552, consisting of aggregate gross unrealized appreciation of $477,520 and aggregate gross unrealized depreciation of $47,968. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes. The Fund designated $78,141 as a capital gain dividend for the purpose of the dividend paid deduction. All other current year distributions in the Statement of Changes in Net Assets represent ordinary income distributions for tax purposes.

14 ¦ ROYCE CAPITAL FUND ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2001

	Micro-Cap Portfolio	Small-Cap Portfolio
ASSETS:
Investments at value*	$ 95,494,116	$2,975,827
Repurchase agreement (at cost and value)	10,871,000	—
Cash	2,663	694,963
Receivable for capital shares sold	281,906	3,873
Receivable for dividends and interest	41,713	1,132
Prepaid expenses and other assets	1,263	63

Total Assets	106,692,661	3,675,858

LIABILITIES:
Payable for investments purchased	36,435	2,062
Payable for capital shares redeemed	16,354	343,865
Payable for investment advisory fees	107,777	912
Accrued expenses	31,261	5,094

Total Liabilities	191,827	351,933

Net Assets	$106,500,834	$3,323,925

ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments	$ 1,406,743	$ 7,925
Net unrealized appreciation on investments	16,676,249	466,218
Capital shares	11,840	499
Additional paid-in capital	88,406,002	2,849,283

Net Assets	$106,500,834	$3,323,925

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	11,839,895	499,047

NET ASSET VALUES:
(Net Assets / Shares Outstanding)
(offering and redemption price per share)	$ 9.00	$ 6.66

*Investments at identified cost	$ 78,817,867	$2,509,609

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2001 ¦ 15

STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio		Small-Cap Portfolio
	Year ended December 31, 2001	Year ended December 31, 2000	Year ended December 31, 2001	Year ended December 31, 2000
INVESTMENT OPERATIONS:
Net investment loss	$(406,972)	$(28,817)	$(19,753)	$(1,989)
Net realized gain on investments	3,137,599	1,088,820	485,213	93,772
Net change in unrealized appreciation on investments	13,967,962	2,550,429	338,390	125,667

Net increase in net assets from investment operations	16,698,589	3,610,432	803,850	217,450

DISTRIBUTIONS:
Net realized gain on investments	(1,590,509)	(976,920)	(471,801)	(88,208)

Total distributions	(1,590,509)	(976,920)	(471,801)	(88,208)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	62,980,920	26,083,475	6,667,321	1,359,913
Distributions reinvested	1,590,509	976,920	471,801	88,208
Value of shares redeemed	(8,615,645)	(1,725,094)	(5,586,992)	(565,837)

Net increase in net assets from capital share transactions	55,955,784	25,335,301	1,552,130	882,284

NET INCREASE IN NET ASSETS	71,063,864	27,968,813	1,884,179	1,011,526
NET ASSETS:
Beginning of year	35,436,970	7,468,157	1,439,746	428,220

End of year	$106,500,834	$35,436,970	$3,323,925	$1,439,746

UNDISTRIBUTED NET INVESTMENT INCOME AT END OF YEAR	—	—	—	—

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	7,698,786	3,922,108	977,340	222,283
Shares issued for reinvestment of distributions	182,817	143,243	73,719	14,366
Shares redeemed	(1,066,676)	(259,291)	(776,876)	(93,612)

Net increase in shares outstanding	6,814,927	3,806,060	274,183	143,037

16 ¦ ROYCE CAPITAL FUND ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2001

	Micro-Cap Portfolio	Small-Cap Portfolio

INVESTMENT INCOME:
Income:
Dividends	$337,173	$16,483
Interest	149,691	—

Total income	486,864	16,483

Expenses:
Investment advisory fees	827,626	26,842
Custodian	46,781	13,360
Administrative and office facilities	17,822	893
Shareholder servicing	11,393	10,395
Audit	9,750	2,500
Trustees’ fees	6,629	324
Organizational expenses	1,947	1,947
Legal	1,273	67
Other expenses	20,124	2,838

Total expenses	943,345	59,166
Fees waived by investment adviser	(49,509)	(22,930)

Net expenses	893,836	36,236

Net investment loss	(406,972)	(19,753)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	3,137,599	485,213
Net change in unrealized appreciation on investments	13,967,962	338,390

Net realized and unrealized gain on investments	17,105,561	823,603

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$16,698,589	$803,850

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating each Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain on Investments	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate
MICRO-CAP PORTFOLIO (a)
2001	$7.05	$(0.03)	$2.12	—	$(0.14)	$9.00	29.7%	$106,501	1.35%	(0	.61)%	18%
2000	6.13	(0.01)	1.14	—	(0.21)	7.05	18.6%	35,437	1.35%	(0	.14)%	31%
1999	5.24	(0.02)	1.46	—	(0.55)	6.13	28.1%	7,468	1.35%	(0	.53)%	102%
1998	5.80	(0.03)	.23	—	(0.76)	5.24	4.1%	3,337	1.35%	(0	.79)%	88%
1997	5.01	(0.02)	1.08	—	(0.27)	5.80	21.2%	1,064	1.35%	(0	.96)%	132%
SMALL-CAP PORTFOLIO (b)
2001	$6.40	$(0.04)	$1.34	—	$(1.04)	$6.66	21.0%	$3,324	1.35%	(0	.74)%	188%
2000	5.23	(0.01)	1.73	—	(0.55)	6.40	33.3%	1,440	1.35%	(0	.26)%	116%
1999	5.47	—	.43	—	(0.67)	5.23	8.2%	428	1.35%	(0	.06)%	70%
1998	5.37	—	.47	—	(0.37)	5.47	8.9%	374	1.35%	(0	.08)%	109%
1997	5.05	(0.01)	.87	—	(0.54)	5.37	17.1%	296	1.35%	(0	.18)%	79%

(a)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, the expense ratios before the waivers and reimbursements would have been 1.42%, 1.58%, 2.24%, 2.59% and 7.32%, respectively.

(b)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, the expense ratios before the waivers and reimbursements would have been 2.20%, 3.89%, 5.63%, 7.05% and 8.87%, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2001 ¦ 17

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund”or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996. Effective May 1, 2001, Premier Portfolio changed its name to Small-Cap Portfolio.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption “Income Tax Information.”

Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to net operating loss resulted in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Organizational expenses:

     Costs incurred by the Funds in connection with its organization and initial registration of shares of $10,000 per portfolio were deferred and amortized on a straight line basis over a five-year period from the date of commencement of operations.

INVESTMENT ADVISER:

     Under the Trust’s investment advisory agreements with Royce & Associates, Inc. (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual ratio of operating expenses to average net assets at or below 1.35% for each Fund through December 31, 2001. For the year ended December 31, 2001, Micro-Cap Portfolio recorded advisory fees of $778,117 (net of waivers of $49,509) and Small-Cap Portfolio recorded advisory fees of $3,912 (net of waivers of $22,930).

PURCHASES AND SALES OF INVESTMENT SECURITIES:

        For the year ended December 31, 2001, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Micro-Cap Portfolio	Small-Cap Portfolio
Purchases	$55,387,349	$5,337,826
Sales	$11,152,646	$4,274,114

18 ¦ ROYCE CAPITAL FUND ANNUAL REPORT 2001

To the Board of Trustees and Shareholders of Royce Capital Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund — Small-Cap Portfolio (formerly Premier Portfolio) and Royce Capital Fund — Micro-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Fund”) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

ROYCE CAPITAL FUND ANNUAL REPORT 2001 ¦ 19

POSTSCRIPT

ONE RING TO RULE THEM ALL . . .

The film versions of both J. K. Rowling’s Harry Potter and the Sorcerer’s Stone and J. R. R. Tolkien’s The Lord of the Rings: The Fellowship of the Ring, each based on a well-loved fantasy tale, have captured the popular imagination. Although we are not film critics, we’re still struck by their shared themes. Both feature a diminutive hero who is challenged to rise above his apparently humble status to achieve great things. In Harry Potter, the title character is an orphan who is actually a wizard of almost limitless power, but who must keep the powerful Sorcerer’s Stone from falling into the clutches of the evil wizard, Voldemort. The Lord of the Rings plays for even higher stakes. The hobbit hero Frodo Baggins must destroy the One Ring, which grants near absolute power to whomever wields it, by casting it into the fires of Mount Doom, located deep in the realm of the arch-villain, Sauron. Failure would result in an evil, demonic force ruling the world. Hobbits are no bigger than most eight-year-olds, and exist in relative obscurity among the physically larger peoples of Middle-Earth, including elves, men, dwarves and wizards.

There are other, perhaps unexpected, parallels with each film and small-cap value investors. Harry spends the first 10 years of his life enduring endless insults from his aunt, uncle and his portly cousin Dudley Dursley. Small-cap value investors can probably relate to young Harry’s early distress. While dot.com and other technology wizards seemed to be utilizing the Sorcerer’s Stone to achieve magical returns in the late ‘90s, small-cap value investors were as popular as poor Harry was in the Dursley household.

The number of similarities with hobbits and small-cap value investors may be even greater. Tolkien’s furry-footed, four-foot heroes love simple things — well-tilled earth, hearths, good ale, and, most of all, peace and quiet. They live their lives in their home country of the Shire pretty much ignored by the rest of Middle-Earth, which doesn’t concern hobbits at all — they like being left alone.

Which is what we like most about working in the large and diverse small-cap universe. Our chosen investment domains, especially micro-cap and low-priced stocks, are often neglected by Wall Street, which makes us that much happier because it gives us the opportunity to find what we think are great undervalued companies. In addition, hobbits’ love of peace and quiet is mirrored in our passion for managing risk. We strive to use volatility to our advantage in the stock selection process so that we can hopefully avoid its extremes in our portfolios. And, of course, the last two years have seen a resurgence in small-cap value investing, with investors and the financial press suddenly discovering an approach that we have used for more than 25 years. This is not too far afield from the realization in the film that hobbits have more strength and noble qualities than most in Tolkien’s universe at first suspected.

Then there is the One Ring — the ring that subjects all other powers to it, but corrupts its wearer. The ring designed, in Tolkien’s phrase, “to rule them all and in the darkness bind them.” Even someone with the best of intentions, should he or she yield to its lure, would be overcome by its evil. No one is immune to its power, no one can wield it to any good purpose for very long.

As the Ring Bearer, Frodo Baggins is beset by innumerable temptations to wield the Ring’s power, even slipping it on a few times throughout his long journey to try and destroy it. Investors were similarly enticed by the idea of an endlessly upswinging market in the previous decade, and many succumbed to its allure only to find themselves bound in the darkness of the tech wreck that began in the spring of 2000. Thankfully, we’ve been managing money long enough to know that there’s no investment equivalent to the One Ring (or the Sorcerer’s Stone).

Tolkien’s book, popular for more than 40 years, is a classic. Rowling’s books seem well on their way to a similar status. While not an approach to “rule them all”, we think that small-cap value is also a classic, a style that has served investors well since the early ‘70s. Using what we think is an all-weather investment strategy for the long term is as close to wizardry as we think investing can come.

20 ¦ ROYCE CAPITAL FUND ANNUAL REPORT 2001